UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2015

Item 1. Reports to Stockholders.

Semiannual Report	11/30/2015

Oppenheimer Global High Yield Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Global High Yield Index
6-Month	-5.06%	-9.57%	-5.76%
1-Year	-3.57	-8.15	-3.36
Since Inception (11/8/13)	-0.10	-2.44	0.79

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -5.06% during the reporting period. In comparison, the J.P. Morgan Global High Yield Index (the “Index”) returned -5.76%. Although continued weakness in commodity prices drove declines in the high yield market this reporting period, the Fund managed to outperform the Index due partly to its exposure to emerging market corporate bonds, which outperformed U.S. corporate bonds. In addition, underweight positions in the energy and metals & mining sectors within the U.S. high yield sleeve resulted in outperformance for the Fund.

MARKET OVERVIEW

The reporting period covered a volatile time in financial markets. We saw negative returns in many markets driven by concerns about slower growth in China, lower commodity prices and fears of a global recession. Though U.S. Treasury yields were roughly unchanged during the period, credit spreads on the Index widened significantly, resulting in negative returns for the reporting period. U.S. high yield experienced the worst performance within credit markets, mainly due to its significant exposure to the energy sector.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. The Fund benefited from its asset allocation decisions in this sleeve. The Fund’s underweight exposure to the energy and metals & mining sectors benefited performance relative to the Index. We maintained underweight positions in these sectors because of sustained volatility in commodity prices and in the case of metals & mining, weak demand in China. Also contributing positively to performance was security selection in the retail and consumer products sectors. In these sectors, we favored higher-rated securities, which benefited this reporting period.

Detractors from performance in the U.S. high yield sleeve included an underweight position in the cable and satellite sector and security selection in financials and housing sectors. The cable and satellite sector outperformed the overall return of the Index this reporting period, and so our lack of exposure detracted from results. In financials, our investment in alternative financial companies hurt performance in the face of increased regulation. In addition, we held a mortgage investment company that experienced difficulty due to slowdown in mortgage refinance activity. Within housing, our position in a diversified manufacturer and distributor of building products detracted from performance. The market was anticipating an acquisition of the company, which was turned down by company management.

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

Our emerging market corporate bond sleeve produced a negative absolute return. Although the Fund outperformed the overall return of the J.P. Morgan Global High Yield Index, it underperformed the emerging markets portion of the Index. Emerging markets corporate bonds consist of approximately 15% of the Index’s composition. Security selection in Colombia and India was the primary driver of the underperformance. In Colombia, our investment in a producer of natural gas and crude oil was the primary detractor from performance. The volatility in oil prices negatively impacted the security. The sleeve’s Indian exposure underperformed due largely to investments in a metals and mining company and a steel-making company, as commodities and metals did not fare well this reporting period.

Top positive contributors to the emerging market corporate bond sleeve’s performance included Brazil and Russia. In Brazil, an underweight position relative to the Index benefited the sleeve, as did the sleeve’s exposure to exporters of food, pulp & paper, and banks. The sleeve outperformed in Russia due to an overweight position and security selection. A number of our Russian holdings outperformed, including a banking and financial services company, a natural gas company and a gold mining company.

STRATEGY & OUTLOOK

Recent press reports concerning several distressed-debt funds liquidating or gating redemptions has caused significant volatility within parts of the high yield sector. In our view, a large part of this selloff was due to a “sell first, ask later” mentality that has characterized the market since the global financial crisis.

Given investor skittishness, one should expect a potential rush for the exits when concerns arise about fund liquidity and failure to meet redemptions, even if such a rush is driven more by fear than by fact. Yet the bulk of this selloff has been confined to commodity-related issuers, such as energy companies, whereas the high yield bond market encompasses a far wider range of issuers overall. (High-yield spreads have widened overall and are back to their 2013 levels, since sectors such as energy, metals and mining are being priced for much higher credit risk. This means that most other high-yield sectors enjoy better risk pricing than they did in 2013.)

Our worry with the recent performance of distressed debt is that poor distressed-asset performance, particularly in important sectors like energy, could be a precursor to a default cycle of the kind witnessed during the early 2000s. And while we believe that such a default cycle is unlikely, it’s possible that many investors will shy away from the high yield market altogether, given the many companies involved in commodity extraction that have issued high yield bonds to fund unprofitable ventures. Such a scenario would be analogous to the indiscriminate pummeling of telecom bonds and stocks in 2002.

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

Back in the late 1990s there was a massive investment boom by telecom companies, funded in large part by the issuance of debt securities (i.e., corporate bonds). After issuing significant amounts of debt to buy wireless bandwidth and hardware, some investment-grade issuers were downgraded to high yield and investors feared that others would follow. The amount of telecom companies below investment grade swelled and made up a quarter of the market in 2000. This large sector sent asset prices tumbling amid a risk-off environment. Telecom companies began to experience defaults and drop out of the high yield bond index. Their defaults had a lasting economic impact and the economy remained weak. Finally in late 2002, credit spreads rallied as the economy recovered, but the summer of 2002 saw the widest spreads. Eventually a few, like WorldCom, defaulted. The market swooned as a recession took hold and defaults mounted. Eventually in 2002, the U.S. default rate peaked at 10%.

Today’s energy and related sectors like metals and mining are seeing similar issues. Falling revenue, caused by weak commodity prices following a significant investment boom, has generated losses in some investor portfolios that held the debt of those issuers. However, the environment in the energy sector today differs from that observed in the telecom sector in the early 2000s telecom era. For one, the energy sector constitutes just over 15% of the Index. Also, high yield credit spreads at the end of the reporting period reached slightly over 600 basis points, the level at which credit spreads remained during

1999-2002. So, if the current situation were to rhyme with that of the 2000s, we could be observing a new equilibrium in credit spreads.

The current swoon in the energy sector is a concern. Yet, barring a recession, we do not expect contagion to spread to other sectors. Additionally, we believe declining valuations among high yield bonds could be creating investment opportunities in discounted assets. Defaults so far have been limited to commodity-related sectors and remain at relatively low levels.

In this environment, we have a higher-quality bias at period end. The Fund’s largest allocation at period end is to BB-rated bonds, followed by B-rated bonds, BBB-rated bonds, and CCC-rated bonds. We continue to have our largest allocation to the U.S. high yield sleeve, where we remain underweight in the energy and metals & mining sectors. Our largest overweight positions at period end were in industrials and services. Early in the reporting period, our overweight in industrials was supported by the overall macroeconomic outlook for domestic manufacturing at the time, with a particular focus on favorable fundamentals in the aerospace subsector. However, the sector has slowed, with the Institute of Supply Management reporting the first slowdown in the manufacturing sector in 36 months in November of 2015. As a result, we reduced our position during the reporting period. The services sector is a very diverse sector, including a wide variety of companies with different credit fundamentals and end markets. We believe security selection in this

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

diverse sector is key to success in this sector. At period end, our focus in this sector was on companies we believe have good credit fundamentals and generate free cash flow.

Michael A. Mata	Young-Sup Lee
Portfolio Manager	Portfolio Manager

Chris Kelly, CFA Portfolio Manager

6      OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	94.9%
Investment Company Oppenheimer Institutional Money Market Fund	3.2
Corporate Loans	1.7
Common Stocks	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	76.3%
Russia	3.7
Brazil	3.2
Canada	2.1
United Kingdom	1.8
Netherlands	1.4
Ireland	1.3
Luxembourg	1.2
India	0.9
France	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2015, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	3.2%
BBB	7.2
BB	46.9
B	36.3
CCC	5.7
D	0.4
Unrated	0.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 30, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

7      OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on the total market value of investments.

8      OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-5.06%	-3.57%	-0.10%
Class C (OGYCX)	11/8/13	-5.49%	-4.34%	-0.81%
Class I (OGYIX)	11/8/13	-4.89%	-3.23%	0.24%
Class R (OGYNX)	11/8/13	-5.17%	-3.81%	-0.34%
Class Y (OGYYX)	11/8/13	-4.92%	-3.28%	0.19%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-9.57%	-8.15%	-2.44%
Class C (OGYCX)	11/8/13	-6.42%	-5.26%	-0.81%
Class I (OGYIX)	11/8/13	-4.89%	-3.23%	0.24%
Class R (OGYNX)	11/8/13	-5.17%	-3.81%	-0.34%
Class Y (OGYYX)	11/8/13	-4.92%	-3.28%	0.19%

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/15
Class A	5.57%
Class C	5.16
Class I	6.21
Class R	5.60
Class Y	6.16

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 11/30/15 and the maximum offering price at the end of the period for Class A shares and the net asset

9      OPPENHEIMER GLOBAL HIGH YIELD FUND

value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the J.P. Morgan Global High Yield Index. The J.P. Morgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
Class A	$1,000.00	$949.40	$5.92
Class C	1,000.00	945.10	9.33
Class I	1,000.00	951.10	4.20
Class R	1,000.00	948.30	7.14
Class Y	1,000.00	950.80	4.45

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.95	6.13
Class C	1,000.00	1,015.45	9.67
Class I	1,000.00	1,020.70	4.35
Class R	1,000.00	1,017.70	7.39
Class Y	1,000.00	1,020.45	4.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.21%
Class C	1.91
Class I	0.86
Class R	1.46
Class Y	0.91

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

	Principal Amount	Value

Corporate Loans—1.7%

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	$217,413	$192,003

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 1.50%, 1/29/18[1,2]	44,775	38,395

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	141,415	133,048

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	41,475	36,913

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.982%, 1/30/19[1]	205,000	149,650

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	70,042	67,503

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	54,725	53,083

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,3]	155,000	40,300

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	230,000	229,712

Total Corporate Loans (Cost $1,143,860)		940,607

Corporate Bonds and Notes—93.3%

Consumer Discretionary—17.8%

Auto Components—2.5%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	145,000	150,800

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[4]	285,000	210,900

Goodyear Tire & Rubber Co.:
5.125% Sr. Unsec. Nts., 11/15/23	140,000	143,850
7.00% Sr. Unsec. Nts., 5/15/22	130,000	141,050

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	250,000	254,845

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	210,000	214,725

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	245,000	258,475

		1,374,645

Automobiles—0.7%

General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	175,000	167,806

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[4]	130,000	135,443

ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[4]	65,000	64,025

		367,274

Distributors—0.2%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	140,033

Hotels, Restaurants & Leisure—3.9%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[4]	145,000	150,438

Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23	70,000	73,850

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	59,962

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	45,000	37,350

Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[4]	140,000	146,125

13      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	$105,000	$108,150

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[4]	150,000	154,875

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	125,544

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[4]	195,000	186,592

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	50,000	52,375

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	205,000	218,581

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[4]	90,000	83,194

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	104,278
6.625% Sr. Unsec. Nts., 12/15/21	45,000	47,137
6.75% Sr. Unsec. Nts., 10/1/20	90,000	94,472

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[4]	50,000	51,625

Penn National Gaming, Inc., 5.875% Sr. Unsec. Nts., 11/1/21	45,000	45,000

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[4]	60,000	55,650

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	95,000	101,175

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[4]	130,000	138,450

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[4]	125,000	113,125

		2,147,948

Household Durables—1.5%

Jarden Corp.:
5.00% Sr. Unsec. Nts., 11/15/23[4]	20,000	20,622
6.125% Sr. Unsec. Nts., 11/15/22	50,000	51,681

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	75,000	75,188
7.625% Sr. Unsec. Nts., 5/15/23	140,000	140,700

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	220,550

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	130,000	139,425

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[4]	150,000	151,125

		799,291

Media—5.8%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[4]	210,000	211,575

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[4]	70,000	66,850

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[4]	115,000	116,968
6.484% Sr. Sec. Nts., 10/23/45[4]	95,000	99,220

CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 2/15/26[4]	90,000	90,675

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	40,000	12,900

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	425,000	381,038

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[4]	105,000	104,475

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	41,900

Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[4]	70,000	70,700

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	115,000	119,744

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	75,000	55,031

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	220,000	231,275

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[4]	70,000	68,075

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Media (Continued)

Nexstar Broadcasting, Inc.: (Continued)
6.875% Sr. Unsec. Nts., 11/15/20	$140,000	$143,150

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[4]	420,000	415,800

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[4]	75,000	73,594
6.125% Sr. Unsec. Nts., 10/1/22	215,000	221,987

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[4]	50,000	50,125

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 2/15/25[4]	80,000	77,500
8.50% Sr. Unsec. Nts., 5/15/21[4]	60,000	62,625

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	198,000	211,612

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	112,500	119,813

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]	120,000	116,400

		3,163,032

Multiline Retail—0.6%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[4]	215,000	224,675

Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[4,5]	125,000	111,875

		336,550

Specialty Retail—2.0%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[4]	280,000	232,400

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	64,837

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[4,6]	125,000	124,844

L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21	195,000	219,862
6.875% Sr. Unsec. Nts., 11/1/35[4]	125,000	128,437

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[4]	89,000	91,448

Sally Holdings LLC/Sally Capital, Inc.:
5.625% Sr. Unsec. Nts., 12/1/25[6]	90,000	91,688
5.75% Sr. Unsec. Nts., 6/1/22	70,000	73,325

Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17	50,000	47,125

		1,073,966

Textiles, Apparel & Luxury Goods—0.6%

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25	110,000	110,275
6.875% Sr. Unsec. Nts., 5/1/22	25,000	27,125

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	90,000	89,100

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	130,650

		357,150

Consumer Staples—3.7%

Beverages—0.3%

Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	101,000
4.75% Sr. Unsec. Nts., 11/15/24	75,000	77,250

		178,250

Food & Staples Retailing—0.7%

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	45,000

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,459

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food & Staples Retailing (Continued)

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[4]	$110,000	$116,738
6.75% Sr. Unsec. Nts., 6/15/21	170,000	181,475

		375,672

Food Products—2.1%

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	58,000	61,552

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[4]	140,000	144,550

JBS USA LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[4]	100,000	94,500

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[4]	135,000	126,562

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[4]	250,000	246,875

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[4]	115,000	113,563

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[4]	95,000	97,138
7.375% Sr. Unsec. Nts., 2/15/22	145,000	151,480

WhiteWave Foods Co., 5.375% Sr. Unsec. Nts., 10/1/22	115,000	122,619

		1,158,839

Household Products—0.2%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[4]	25,000	26,187
6.375% Sr. Unsec. Nts., 11/15/20	80,000	86,000

		112,187

Personal Products—0.2%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	110,000	109,450

Tobacco—0.2%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	105,000	111,956

Energy—12.1%

Energy Equipment & Services—0.8%

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[4]	260,000	237,900

Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[4]	85,000	82,450

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	85,000	68,000

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	45,000	39,150

		427,500

Oil, Gas & Consumable Fuels—11.3%

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	195,000	188,175

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	60,000	46,500

California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21	345,000	208,725

Carrizo Oil & Gas, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	150,000	147,750

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	35,000	7,525

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	90,000	38,531
5.375% Sr. Unsec. Nts., 6/15/21	65,000	28,762

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	55,000	31,350

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	145,000	142,100

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (Continued)

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	$90,000	$59,400

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[4]	250,000	222,300

Denbury Resources, Inc., 5.50% Sr. Sub. Nts., 5/1/22	115,000	71,875

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	250,000	230,494
7.50% Sr. Sec. Nts., 10/15/20	75,000	79,078

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[4]	60,000	26,962

EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	65,000	50,050
7.75% Sr. Unsec. Nts., 9/1/22	90,000	71,100
9.375% Sr. Unsec. Nts., 5/1/20	100,000	85,500

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[4]	250,000	244,115

Gazprom OAO Via Gaz Capital SA, 7.288% Sr. Unsec. Nts., 8/16/37[4]	250,000	256,880

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	115,000	105,225

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	45,000	13,950

Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	70,000	65,800
6.25% Sr. Unsec. Nts., 3/15/23	130,000	125,775

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[7]	175,000	178,062

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	100,000	21,500

MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.875% Sr. Unsec. Nts., 12/1/24	115,000	102,566
4.875% Sr. Unsec. Nts., 6/1/25	60,000	53,700

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	160,000	138,400

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	45,000	26,212

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[4]	200,000	46,500

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[4]	245,000	229,994

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	145,000	137,387

Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	70,000	70,694

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	105,000	91,087

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	134,750

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[4]	300,000	91,500

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	120,000	28,356

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	175,000	122,500
4.875% Sr. Unsec. Nts., 3/17/20	415,000	334,988
5.625% Sr. Unsec. Nts., 5/20/43	200,000	128,478

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	110,000	97,900
5.00% Sr. Sub. Nts., 3/15/23	100,000	89,000

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	175,000	149,625

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25[4]	220,000	201,575
5.75% Sr. Sec. Nts., 5/15/24	25,000	23,188

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	$45,000	$31,163
7.75% Sr. Unsec. Nts., 6/15/21	50,000	38,250

SandRidge Energy, Inc., 8.75% Sec. Nts., 6/1/20[4]	50,000	19,125

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	77,000

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	47,575

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19	185,000	174,363
5.00% Sr. Unsec. Nts., 1/15/18[4]	85,000	83,938

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	39,000	40,268
6.25% Sr. Unsec. Nts., 10/15/22[4]	160,000	166,200

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	270,000	247,050

Williams Partners LP/ACMP, 6.125% Sr. Unsec. Nts., 7/15/22	65,000	64,930

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	40,000	33,300
6.00% Sr. Unsec. Nts., 1/15/22	65,000	55,413

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[4]	100,000	85,287

		6,209,746

Financials—13.8%

Capital Markets—3.0%

Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[1,8]	200,000	193,811

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[4]	125,000	122,187

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[4]	150,000	150,375
5.75% Sec. Nts., 1/15/24[4]	70,000	70,175
6.75% Sr. Sec. Nts., 11/1/20[4]	112,000	118,020
7.00% Sr. Unsec. Nts., 12/1/23[4]	190,000	193,087
8.25% Sec. Nts., 1/15/21[4]	200,000	209,250

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[4]	205,000	193,213

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[4]	180,000	189,450

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[4]	55,000	50,600

Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19	155,000	152,658

		1,642,826

Commercial Banks—4.0%

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[4]	200,000	189,000

CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	230,000	235,462

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[4]	110,000	91,712

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]	215,000	205,325

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]	205,000	211,149

Lloyds Banking Group plc, 7.50% Jr. Sub. Perpetual Bonds[1,8]	200,000	215,250

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[1,8]	205,000	221,122

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[4]	275,000	282,906

Royal Bank of Scotland Group plc, 8% Jr. Sub. Perpetual Bonds[1,8]	200,000	211,500

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,4]	225,000	206,663

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal
	Amount	Value

Commercial Banks (Continued)

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,4]	$100,000	$97,800

		2,167,889

Consumer Finance—2.0%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[4]	110,000	92,950

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	115,000	117,875
5.125% Sr. Unsec. Nts., 9/30/24	150,000	155,992
5.75% Sub. Nts., 11/20/25	55,000	55,516

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	30,300

Navient Corp., 5.875% Sr. Unsec. Nts., 10/25/24	315,000	269,719

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[4]	210,000	135,450

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[4]	280,000	217,000

		1,074,802

Insurance—0.7%

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20	115,000	118,437

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[4]	130,000	125,125

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[4]	140,000	134,925

		378,487

Real Estate Investment Trusts (REITs)—2.2%

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	370,000	331,150

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	71,225

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22	75,000	76,875
5.875% Sr. Unsec. Nts., 1/15/26[6]	90,000	91,575

FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	140,000	145,250

GLP Capital LP/GLP Financing II, Inc., 4.875% Sr. Unsec. Nts., 11/1/20	125,000	128,750

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[4]	50,000	52,575

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	110,000	107,113

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	210,000	216,825

		1,221,338

Real Estate Management & Development—1.0%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[4]	165,000	160,875

JAFZ Sukuk 2019 Ltd., 7% Sr. Unsec. Nts., 6/19/19	140,000	157,083

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[4]	50,000	51,937

Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18	155,000	160,092

		529,987

Thrifts & Mortgage Finance—0.9%

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[4]	20,000	18,300
7.375% Sr. Unsec. Nts., 4/1/20[4]	115,000	111,981

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[4]	115,000	111,550

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Thrifts & Mortgage Finance (Continued)

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	$225,000	$221,063

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	70,000	55,650

		518,544

Health Care—7.1%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	37,600

Health Care Equipment & Supplies—0.7%

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[4]	70,000	63,175

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[4]	45,000	46,069

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[4]	135,000	140,906

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[4]	145,000	139,562

		389,712

Health Care Providers & Services—4.7%

Acadia Healthcare Co., Inc., 5.625% Sr. Unsec. Nts., 2/15/23	150,000	147,750

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	35,000	34,562

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	140,000	137,375

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	285,000	286,425

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	60,000	57,750
5.125% Sr. Unsec. Nts., 7/15/24	30,000	29,981
5.75% Sr. Unsec. Nts., 8/15/22	145,000	150,800

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[4]	115,000	110,975

ExamWorks Group, Inc., 5.625% Sr. Unsec. Nts., 4/15/23	60,000	59,925

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	115,000	87,400

Fresenius US Finance II, Inc., 4.50% Sr. Unsec. Nts., 1/15/23[4]	150,000	153,937

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	158,500
7.50% Sr. Unsec. Nts., 2/15/22	135,000	151,538

HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24	55,000	53,350
5.751% Sr. Unsec. Nts., 11/1/24[4]	125,000	121,250

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	55,000	46,200

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	100,000	100,250

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	175,000	142,188

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	265,000	248,769
8.125% Sr. Unsec. Nts., 4/1/22	190,000	190,713

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[4]	85,000	86,806

		2,556,444

Life Sciences Tools & Services—0.1%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[4]	88,000	88,660

Pharmaceuticals—1.5%

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[4]	85,000	73,525

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Pharmaceuticals (Continued)

DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[4]	$45,000	$45,619

Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[4]	110,000	104,500

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[4]	70,000	68,337
6.00% Sr. Unsec. Nts., 2/1/25[4]	110,000	105,050

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[4]	20,000	18,200
5.50% Sr. Unsec. Nts., 4/15/25[4]	60,000	51,150
5.75% Sr. Unsec. Nts., 8/1/22[4]	85,000	75,650

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[4]	45,000	40,500
5.50% Sr. Unsec. Nts., 3/1/23[4]	120,000	102,900
5.875% Sr. Unsec. Nts., 5/15/23[4]	45,000	39,150
7.25% Sr. Unsec. Nts., 7/15/22[4]	115,000	104,650

		829,231

Industrials—13.9%

Aerospace & Defense—2.5%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	275,000	287,719

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[4]	215,000	189,200

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[4]	65,000	55,575

Erickson, Inc., 8.25% Sec. Nts., 5/1/20	145,000	91,350

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[4]	185,000	180,375

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	120,000	84,600

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	108,350

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	125,000	129,062

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	105,000	103,688

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	120,425

		1,350,344

Air Freight & Couriers—0.6%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[4]	240,000	208,800

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[4]	90,000	91,575

		300,375

Airlines—0.7%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[4]	200,000	211,000

Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[4]	60,000	54,075

American Airlines Group, Inc., 5.50% Sr. Unsec. Nts., 10/1/19[4]	90,000	90,788

		355,863

Building Products—1.5%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[4]	170,000	172,125

CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[4]	95,000	94,525

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[4]	230,000	221,881

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	140,400

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[4]	210,000	215,775

		844,706

Commercial Services & Supplies—2.4%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	215,000	226,287

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	$105,000	$77,700

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[4]	115,000	86,250
8.50% Sec. Nts., 9/15/22[4]	35,000	21,525

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	203,780

Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[4]	200,000	179,000

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	155,000	117,025

Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	110,000	85,525

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	114,812

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[4]	250,000	227,813

		1,339,717

Electrical Equipment—0.9%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[4]	145,000	145,363

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	175,000	147,875

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[4]	180,000	183,375

		476,613

Machinery—2.0%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[4]	177,000	179,876

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[4]	215,000	209,625

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	140,000	139,664

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	245,000	226,625

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	205,000	147,088

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	125,000	122,519

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	95,000	95,653

		1,121,050

Marine—0.4%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[4]	285,000	214,819

Professional Services—0.6%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	152,069

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[4]	155,000	154,612

		306,681

Road & Rail—0.2%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[4]	100,000	96,625

Trading Companies & Distributors—2.0%

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[4]	25,000	25,500

Building Materials Corp. of America, 6% Sr. Unsec. Nts., 10/15/25[4]	120,000	124,350

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	200,000	202,750
6.75% Sr. Unsec. Nts., 12/15/20	320,000	334,400

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[4]	75,000	78,375
7.50% Sr. Unsec. Nts., 7/15/20[4]	140,000	148,750

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[4]	145,000	88,450

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Trading Companies & Distributors (Continued)

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	$110,000	$109,725

		1,112,300

Transportation Infrastructure—0.1%

Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[4]	73,500	77,542

Information Technology—6.3%

Communications Equipment—2.1%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[4]	325,000	345,147

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	160,000	126,800

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[4]	85,000	87,125

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[4]	50,000	48,000

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[4]	20,000	20,100
6.50% Sr. Unsec. Nts., 5/15/22[4]	90,000	80,100

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[4]	40,000	40,800

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[4]	80,000	76,400

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	290,000	301,269

		1,125,741

Electronic Equipment, Instruments, & Components—1.2%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	100,000	106,250

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[4]	145,000	142,100

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	35,569

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	350,000	375,375

		659,294

Internet Software & Services—0.3%

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	154,875

IT Services—1.0%

Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[4]	10,000	7,888

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[4]	160,000	142,400

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[4]	120,000	118,800

WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[4]	310,000	288,300

		557,388

Semiconductors & Semiconductor Equipment—0.7%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[4]	130,000	139,034

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[4]	215,000	202,637
5.50% Sr. Unsec. Nts., 2/1/25	35,000	32,550
5.875% Sr. Unsec. Nts., 2/15/22	20,000	20,190

		394,411

Software—0.6%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]	40,000	42,225

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[4]	80,000	62,200

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[4]	70,000	67,550

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[4]	145,000	148,081

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Software (Continued)

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[4]		$40,000	$37,350

			357,406

Technology Hardware, Storage & Peripherals—0.4%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]		200,000	212,516

Materials—8.9%

Chemicals—2.0%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		210,000	218,400

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[4]		80,000	87,600

Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23[4]		65,000	49,075
7.00% Sr. Unsec. Nts., 5/15/25[4]		50,000	37,500

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		50,000	36,375

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[4]		70,000	64,750

INEOS Group Holdings SA:
5.875% Sec. Nts., 2/15/19[4]		40,000	39,950
6.125% Sr. Unsec. Nts., 8/15/18[4]		200,000	202,250

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		100,000	64,500

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[4]		85,000	83,512

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[4]		65,000	56,875

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[4]		125,000	90,000

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		125,000	84,063

			1,114,850

Construction Materials—0.7%

Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[4]	EUR	15,000	15,516
5.70% Sr. Sec. Nts., 1/11/25[4]		200,000	177,500

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[4]		220,000	216,975

			409,991

Containers & Packaging—2.2%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[4]		90,000	89,100
6.75% Sr. Unsec. Nts., 1/31/21[4]		95,000	96,187

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[4]		16,765	16,786

Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23		115,000	112,125
5.50% Sec. Nts., 5/15/22		70,000	70,787

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[4]		70,000	66,325

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[4]		130,000	120,900

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		85,000	84,469

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[4]		45,000	44,775

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		215,000	221,181
8.25% Sr. Unsec. Nts., 2/15/21		55,000	55,206
9.875% Sr. Unsec. Nts., 8/15/19		25,000	25,969

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Containers & Packaging (Continued)

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[4]	$55,000	$55,962
5.125% Sr. Unsec. Nts., 12/1/24[4]	55,000	56,513
6.50% Sr. Unsec. Nts., 12/1/20[4]	80,000	89,200

		1,205,485

Metals & Mining—3.4%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	200,000	175,503

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	140,000	133,175

Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	86,000	72,025

ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	40,000	31,602
6.50% Sr. Unsec. Nts., 3/1/21	95,000	83,362

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[4]	55,000	41,525

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[4]	200,000	194,109

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[4]	90,000	61,596

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]	155,000	151,512

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.625% Sr. Unsec. Nts., 10/14/22[4]	200,000	206,000

Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[4]	245,000	253,969

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	85,000	83,088

OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Sr. Unsec. Nts., 2/19/18[4]	150,000	150,094

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21	125,000	122,188

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	55,000	14,300

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[4]	80,000	63,600

		1,837,648

Paper & Forest Products—0.6%

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[4]	50,000	49,250

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[4]	250,000	251,875

		301,125

Telecommunication Services—6.8%

Diversified Telecommunication Services—4.8%

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	100,000	98,052

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[4]	420,000	412,387

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[4]	100,000	91,750
8.50% Sub. Perpetual Bonds[1,4,8]	60,000	53,310

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	205,000	214,994

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[4]	300,000	306,750

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	215,000	182,213
10.50% Sr. Unsec. Nts., 9/15/22[4]	115,000	114,425

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	105,000	40,950

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	305,000	308,204
5.625% Sr. Unsec. Nts., 2/1/23	100,000	101,125

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	$100,000	$102,750
6.625% Sr. Unsec. Nts., 4/1/23	145,000	149,082

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	44,625
7.75% Sr. Unsec. Nts., 10/15/20	65,000	54,844
7.75% Sr. Unsec. Nts., 10/1/21	65,000	52,162

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[4]	310,000	299,150

		2,626,773

Wireless Telecommunication Services—2.0%

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[4]	230,000	186,463

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[4]	35,000	31,052

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[4]	250,000	218,125

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[4]	150,000	140,625

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]	100,000	102,125

Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	101,563
7.875% Sr. Unsec. Nts., 9/15/23	260,000	209,950

VimpelCom Holdings BV, 5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]	100,000	94,125

		1,084,028

Utilities—2.9%

Electric Utilities—0.0%

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3,9]	90,000	—

Gas Utilities—0.3%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	70,000	72,199

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	95,000	85,975

		158,174

Independent Power and Renewable Electricity Producers—2.5%

AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	195,000	178,657
7.375% Sr. Unsec. Nts., 7/1/21	85,000	87,975

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	140,000	131,250
7.875% Sr. Sec. Nts., 1/15/23[4]	118,000	125,817

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	99,413
6.75% Sr. Unsec. Nts., 11/1/19	135,000	132,554

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[3,4]	79,343	84,797

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	53,400

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	55,261

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	175,000	162,750
6.625% Sr. Unsec. Nts., 3/15/23	145,000	134,125

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	$125,000	$113,938

		1,359,937

Multi-Utilities—0.1%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[4]	55,000	45,925

Total Corporate Bonds and Notes (Cost $54,234,043)		51,081,211

	Shares

Common Stock—0.2%

Nortek, Inc.[10] (Cost $167,239)	2,100	101,094

Investment Company—3.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[11,12] (Cost $1,700,388)	1,700,388	1,700,388

Total Investments, at Value (Cost $57,245,530)	98.3%	53,823,300

Net Other Assets (Liabilities)	1.7	954,567

Net Assets	100.0%	$54,777,867

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,589,544 or 46.72% of the Fund’s net assets at period end.

5. Interest or dividend is paid-in-kind, when applicable.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $178,062, which represents 0.33% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14-3/11/15	$181,389	$178,062	$3,327

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Security received as the result of issuer reorganization.

10. Non-income producing security.

11. Rate shown is the 7-day yield at period end.

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares November 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	13,229,587	11,529,199	1,700,388

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$1,700,388	$2,000

a. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of November 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation
BOA	05/2016	USD	16	EUR	15	$262

Glossary:
Counterparty abbreviations
BOA	Bank of America NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$41,061,971	76.3%
Russia	2,000,217	3.7
Brazil	1,717,078	3.2
Canada	1,140,550	2.1
United Kingdom	973,243	1.8
Netherlands	748,375	1.4
Ireland	722,437	1.3
Luxembourg	663,225	1.2
India	469,739	0.9
France	415,800	0.8
Mexico	414,897	0.8
Germany	411,773	0.8
Chile	321,725	0.6
United Arab Emirates	317,175	0.6
China	304,316	0.6
Israel	278,425	0.5
Greece	237,900	0.4
Colombia	236,560	0.4
Jamaica	217,515	0.4
Peru	216,975	0.4
Barbados	214,994	0.4

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

Geographic Holdings (Continued)	Value	Percent

Jersey, Channel Islands	$186,592	0.4%
Belgium	178,063	0.3
Macau	113,125	0.2
Turkey	97,800	0.2
Kazakhstan	85,288	0.2
Argentina	77,542	0.1

Total	$53,823,300	100.0%

See accompanying Notes to Consolidated Financial Statements.

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES November 30, 2015 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $55,545,142)	$52,122,912
Affiliated companies (cost $1,700,388)	1,700,388

53,823,300

Cash	551,923

Unrealized appreciation on forward currency exchange contracts	262

Receivables and other assets:
Interest, dividends and principal paydowns	837,160
Shares of beneficial interest sold	104,961
Investments sold on a when-issued or delayed delivery basis	20,200
Other	397

Total assets	55,338,203

Liabilities
Payables and other liabilities:
Investments purchased (including $325,313 purchased on a when-issued or delayed delivery basis)	420,994
Dividends	79,320
Legal, auditing and other professional fees	20,930
Shares of beneficial interest redeemed	8,913
Distribution and service plan fees	6,631
Trustees’ compensation	2,074
Shareholder communications	999
Other	20,475

Total liabilities	560,336

Net Assets	$54,777,867

Composition of Net Assets
Par value of shares of beneficial interest	$6,069

Additional paid-in capital	59,924,339

Accumulated net investment loss	(6,992)

Accumulated net realized loss on investments and foreign currency transactions	(1,723,567)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,421,982)

Net Assets	$54,777,867

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $27,158,371 and 3,008,291 shares of beneficial interest outstanding)	$9.03

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.48

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,670,677 and 517,657 shares of beneficial interest outstanding)	$9.02

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $21,943,720 and 2,431,232 shares of beneficial interest outstanding)	$9.03

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $446,332 and 49,435 shares of beneficial interest outstanding)	$9.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $558,767 and 61,904 shares of beneficial interest outstanding)	$9.03

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2015 Unaudited

Investment Income
Interest	$1,647,792

Dividends affiliated companies	2,000

Total investment income	1,649,792

Expenses
Management fees	202,628

Distribution and service plan fees:
Class A	9,239
Class C	20,503
Class R	1,077

Transfer and shareholder servicing agent fees:
Class A	32,997
Class C	4,515
Class I	2,786
Class R	480
Class Y	950

Shareholder communications:
Class A	5,165
Class C	2,663
Class I	16
Class R	783
Class Y	405

Custodian fees and expenses	25,195

Legal, auditing and other professional fees	18,014

Trustees’ compensation	12,838

Registration fees	4,840

Borrowing fees	314

Other	13,782

Total expenses	359,190
Less reduction to custodian expenses	(261)
Less waivers and reimbursements of expenses	(50,427)

Net expenses	308,502

Net Investment Income	1,341,290

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	(607,449)
Foreign currency transactions	2,509
Swap contracts	19,636

Net realized loss	(585,304)

Net change in unrealized appreciation/depreciation on:
Investments	(3,552,510)
Translation of assets and liabilities denominated in foreign currencies	(2,488)

Net change in unrealized appreciation/depreciation	(3,554,998)

Net Decrease in Net Assets Resulting from Operations	$(2,799,012)

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]

Operations
Net investment income	$1,341,290	$2,080,800

Net realized loss	(585,304)	(1,087,919)

Net change in unrealized appreciation/depreciation	(3,554,998)	(605,641)

Net increase (decrease) in net assets resulting from operations	(2,799,012)	387,240

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(739,235)	(1,540,850)
Class C	(87,351)	(112,159)
Class I	(494,999)	(379,423)
Class R2	(10,245)	(10,968)
Class Y	(22,453)	(37,964)

	(1,354,283)	(2,081,364)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,449,311)	1,573,146
Class C	1,123,192	2,409,154
Class I	8,027,217	15,256,867
Class R2	101,056	273,871
Class Y	(502,649)	569,953

	6,299,505	20,082,991

Net Assets
Total increase	2,146,210	18,388,867

Beginning of period	52,631,657	34,242,790

End of period (including accumulated net investment income (loss) of $(6,992) and $6,001, respectively)	$54,777,867	$52,631,657

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 29, 2015 [1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75		$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.23		0.49	0.26
Net realized and unrealized gain (loss)	(0.72)		(0.50)	0.25

Total from investment operations	(0.49)		(0.01)	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)		(0.49)	(0.26)

Net asset value, end of period	$9.03		$9.75	$10.25

Total Return, at Net Asset Value[4]	(5.06)%		(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,158		$31,973	$31,950

Average net assets (in thousands)	$29,919		$31,185	$27,035

Ratios to average net assets:[5]
Net investment income	4.89%		4.94%	4.64%
Expenses excluding interest and fees from borrowings	1.34%		1.40%	1.49%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%

Total expenses	1.34%	[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%		1.15%	1.15%

Portfolio turnover rate	20%		67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	1 .34%

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015 [1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.20	0.42	0.24
Net realized and unrealized gain (loss)	(0.73)	(0.50)	0.24

Total from investment operations	(0.53)	(0.08)	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.42)	(0.23)

Net asset value, end of period	$9.02	$9.75	$10.25

Total Return, at Net Asset Value[4]	(5.49)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,671	$3,876	$1,576

Average net assets (in thousands)	$4,109	$2,632	$543

Ratios to average net assets:[5]
Net investment income	4.20%	4.24%	4.22%
Expenses excluding interest and fees from borrowings	2.38%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	2.38%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.85%	1.85%

Portfolio turnover rate	20%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	2.38%

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015 [1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.24	0.49	0.28
Net realized and unrealized gain (loss)	(0.71)	(0.47)	0.25

Total from investment operations	(0.47)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.52)	(0.28)

Net asset value, end of period	$9.03	$9.75	$10.25

Total Return, at Net Asset Value[4]	(4.89)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,944	$15,272	$10

Average net assets (in thousands)	$18,691	$7,400	$10

Ratios to average net assets:[5]
Net investment income	5.25%	5.13%	4.89%
Expenses excluding interest and fees from borrowings	1.06%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	1.06%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.80%	0.80%

Portfolio turnover rate	20%	67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	1.06%

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 29, 2015 [1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75		$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.22		0.46	0.26
Net realized and unrealized gain (loss)	(0.72)		(0.50)	0.24

Total from investment operations	(0.50)		(0.04)	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)		(0.46)	(0.25)

Net asset value, end of period	$9.03		$9.75	$10.25

Total Return, at Net Asset Value[4]	(5.17)%		(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$446		$379	$116

Average net assets (in thousands)	$436		$234	$47

Ratios to average net assets:[5]
Net investment income	4.65%		4.68%	4.60%
Expenses excluding interest and fees from borrowings	2.10%		2.45%	1.86%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%

Total expenses	2.10%	[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%		1.39%	1.40%

Portfolio turnover rate	20%		67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	2.10%

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 29, 2015 [1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.75		$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.24		0.52	0.29
Net realized and unrealized gain (loss)	(0.72)		(0.50)	0.24

Total from investment operations	(0.48)		0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)		(0.52)	(0.28)

Net asset value, end of period	$9.03		$9.75	$10.25

Total Return, at Net Asset Value[4]	(4.92)%		0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$559		$1,132	$591

Average net assets (in thousands)	$858		$724	$219

Ratios to average net assets:[5]
Net investment income	5.18%		5.25%	5.20%
Expenses excluding interest and fees from borrowings	1.35%		1.50%	1.62%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%

Total expenses	1.35%	[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%		0.84%	0.84%

Portfolio turnover rate	20%		67%	103%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	1 .35%

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS November 30, 2015 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 33.6% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The

39      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 1,000 shares with net assets of $83,287 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$83,287
Net income (loss)	$(16,713)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

40      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

41      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

 During the fiscal year ended May 29, 2015, the Fund utilized $21,353 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,133,878.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$57,249,916

Gross unrealized appreciation	$464,160
Gross unrealized depreciation	(3,890,776)

Net unrealized depreciation	$(3,426,616)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

42      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the

43      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

44      OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$940,607	$—	$940,607
Corporate Bonds and Notes	—	51,081,211	—	51,081,211
Common Stock	101,094	—	—	101,094

45      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Investment Company	$1,700,388	$—	$—	$1,700,388

Total Investments, at Value	1,801,482	52,021,818	—	53,823,300
Other Financial Instruments:
Forward currency exchange contracts	—	262	—	262

Total Assets	$1,801,482	$52,022,080	$—	$53,823,562

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued

46      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$325,313
Sold securities	20,200

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are

47      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$233,940
Market Value	$125,097
Market Value as % of Net Assets	0.23%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $38,395, representing 0.07% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

48      OPPENHEIMER GLOBAL HIGH YIELD FUND

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

49      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,241 and $18,059, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by

50      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

51      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $426,429 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

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6. Use of Derivatives (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

53      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$262	$—	$—	$—	$262

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	$262

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency transactions	Swap contracts	Total

Credit contracts	$—	$19,636	$19,636
Forward currency exchange contracts	2,515	—	2,515

Total	$2,515	$19,636	$22,151

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Total

Forward currency exchange contracts	$262	$262

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

54      OPPENHEIMER GLOBAL HIGH YIELD FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended November 30, 2015		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	348,871	$3,275,698	684,359	$6,750,668
Dividends and/or distributions reinvested	20,713	192,179	29,250	288,784
Redeemed	(640,062)	(5,917,188)	(552,560)	(5,466,306)

Net increase (decrease)	(270,478)	$(2,449,311)	161,049	$1,573,146

Class C
Sold	226,412	$2,111,902	311,548	$3,070,976
Dividends and/or distributions reinvested	9,089	84,292	10,912	107,463
Redeemed	(115,470)	(1,073,002)	(78,630)	(769,285)

Net increase	120,031	$1,123,192	243,830	$2,409,154

Class I
Sold	811,688	$7,532,465	1,526,067	$14,879,219
Dividends and/or distributions reinvested	53,481	494,752	39,126	378,897
Redeemed	—	—	(130)	(1,249)

Net increase	865,169	$8,027,217	1,565,063	$15,256,867

Class R2
Sold	14,514	$137,335	34,239	$338,161
Dividends and/or distributions reinvested	1,073	9,954	1,065	10,471
Redeemed	(4,979)	(46,233)	(7,754)	(74,761)

Net increase	10,608	$101,056	27,550	$273,871

Class Y
Sold	12,189	$116,609	130,256	$1,283,159
Dividends and/or distributions reinvested	2,372	22,139	3,784	37,446
Redeemed	(68,764)	(641,397)	(75,618)	(750,652)

Net increase (decrease)	(54,203)	$(502,649)	58,422	$569,953

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Consolidated Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Consolidated Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$15,029,552	$9,918,525

55      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

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9. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 30, 2015	$2,408	$726

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I shares, 1.40% for Class R shares and 0.85% for Class Y shares. During the reporting period, the Manager reimbursed the Fund $18,566, $9,443, $17,909, $1,380 and $1,810 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,319 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the

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11. Pending Litigation (Continued)

district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

 The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

 The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

 Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

 Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

 The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

60      OPPENHEIMER GLOBAL HIGH YIELD FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Young-Sup Lee, and Christopher Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

 Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail high yield bond funds. The Board noted that the Fund, which was launched on November 8, 2013, underperformed its category median for the one-year period. The Board considered that the Fund’s underperformance versus its category median during this period was mostly due to the fact that, unlike other competitors in its category, the Fund included developed and emerging market high yield corporate bonds, which ultimately detracted from the Fund’s performance relative to its more domestic-centric peers as those markets generally underperformed the U.S. market. The Board took into consideration the Adviser’s assertion that over the long-term, exposure to the foreign high yield bond markets in combination with appropriately allocating across the U.S. developed and emerging market sectors can provide value to investors. The Board also took into account recent changes to the Fund, including that Christopher Kelly and Michael Mata were appointed as new portfolio managers for the Fund effective March 31, 2015.

 Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail high yield bond funds with comparative asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and its category median. The Board also noted that the Fund’s total expenses were equal to its peer group median and higher than its category median. The Board considered that the Fund’s contractual management fees rank in the fourth quintile and that its total expenses rank in the fourth quintile. The Board considered that within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was higher than its peer group median

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

and category median. The Board noted that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.15% for Class A shares, 1.85% for Class C shares, 1.40% for Class R shares, 0.85% for Class Y shares and 0.80% for Class I shares. The Board noted that this fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

 Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

 Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

 Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

 Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL HIGH YIELD FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Chris Kelly, Vice President
Young-Sup Lee, Vice President
Michael A. Mata, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

65      OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1350.001.1115    January 21, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016